UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2009

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756

(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard

Incline Village, Nevada 89451

(Address of principal executive offices, with zip code)

(775) 832-8500

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2009, PDL BioPharma, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2009. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, the Company hosted an earnings call in which its financial results for the fiscal quarter ended September 30, 2009 were discussed.

Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations and are subject to the limitations listed therein and in the Company’s other SEC reports, and actual events or results may differ materially from those in the forward-looking statements.

The foregoing information, including Exhibit 99.1, is being furnished under “Item 2.02. Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On October 28, 2009, the Company issued a press release announcing the pricing of a securitization transaction. A copy of this press release is attached as Exhibit 99.2 hereto. Following the issuance of this press release, the Company discussed the securitization transaction in its earnings call mentioned above. The materials for the securitization discussion are attached as Exhibit 99.3 hereto.

Exhibits 99.2 and 99.3 contain forward-looking statements within the meaning of the federal securities laws. These statements are present expectations and are subject to the limitations listed therein and in the Company’s other SEC reports, and actual events or results may differ materially from those in the forward-looking statements.

The foregoing information, including Exhibits 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Earnings Release for Quarter Ended September 30, 2009.

99.2	Press Release for Pricing of Securitization Transaction.

99.3	Securitization Transaction Discussion Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC. (Company)

By:	/s/ CHRISTINE R. LARSON
Christine R. Larson
Vice President and Chief Financial Officer

Dated: October 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release for Quarter Ended September 30, 2009.

99.2	Press Release for Pricing of Securitization Transaction.

99.3	Securitization Transaction Discussion Materials.